HIGH PLAINS GAS, INC. AND M&H RESOURCES, LLC REDEMPTION, ASSIGNMENTS, AND RELATED TRANSACTIONS

CLOSING DOCUMENTS INDEX
Closing Date: May 5, 2010

10-703

MASTER AGREEMENT REGARDING REDEMPTION OF MEMBERSHIP UNITS BY HIGH PLAINS GAS, LLC, FORMATION OF M&H RESOURCES, LLC, AND DISTRIBUTION AND ASSIGNMENT OF CERTAIN INTERESTS IN SPECIFIC OIL AND GAS LEASES

This Master Agreement Regarding Redemption of Membership Units By High Plains Gas, LLC, Formation Of M&H Resources, LLC, And Distribution And Assignment Of Certain Interests in Specific Oil and Gas Leases (the "Agreement") is made and entered into effective the 5th day of May, 2010 (the "Effective Date"), by and among High Plains Gas, LLC ("HPG"), its Members, which include Mark D. Hettinger, as Trustee of the Second Restatement of the Mark Dale Hettinger Revocable Trust dated the 7th day of May, 2001, Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003, Joseph D. Hettinger, Dustin D. Martinson, Heather J. Martinson, Trevor B. Schilling, Jodi M. Schilling, and Patrick Gregory Greenough (collectively referred to as the "Members"). Each of the Parties may also be referred to as a "Party", and collective as the "Parties".

RECITALS

WHEREAS, HPG is a Wyoming limited liability company which owns, operates, and produces certain mineral interests, provides energy related services in the States of Wyoming and Montana, and which owns certain assets and has incurred certain liabilities;

WHEREAS, Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003, Dustin D. Martinson, Heather J. Martinson, Trevor B. Schilling, and Jodi M. Schilling (hereinafter collectively referred to as the "Redeemed Members") are each Members of HPG, and each have made a request of HPG to redeem his or her Membership Units in HPG upon certain terms and conditions;

WHEREAS, the Parties have conducted certain evaluations and negotiations and now desire to enter into a series of agreements which, in connection with and in consideration of, will provide for the complete and full redemption of the Membership Units of the Redeemed Members by HPG, the release and assumption of certain indebtednesses by HPG of a debt which is personally guaranteed by Daryl O. Martinson, one of its Members, and who is a Redeemed Member, and will result in the assignment and conveyance of certain rights pertaining to specific Oil and Gas Leases by HPG to M&H Resources, LLC, which is a Wyoming limited liability company formed by Mark D. Hettinger, as Trustee of the Second Restatement and Amendment of the Mark Dale Hettinger Revocable Trust dated the 7th day of May, 2001, Joseph D. Hettinger, Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003, Dustin D. Martinson, Heather J. Martinson, Trevor B. Schilling, and Jodi M. Schilling, as provided for herein, with such specified Oil and Gas Leases and specific rights

pertaining to the same to be assigned and conveyed by HPG to M&H Resources, LLC at the time of the Closing, and the redemption of the Membership Units by HPG as provided within this Agreement. The terms and conditions provided herein shall be performed by the Parties in conjunction with the execution and completion of all related agreements and the Closing Documents (as defined herein).

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the execution and performance of various other agreements identified herein and attached hereto, which are collectively referred to as the "Closing Documents", and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. **Assets and Liabilities of High Plains Gas, LLC Immediately Prior to Closing.** The Parties acknowledge and agree the following Exhibits represent all of the assets, including but not limited to all Oil and Gas Leases, mineral rights, equipment, claims, causes of action, rights, Surface Use Agreements/Surface Damage Agreements, and other assets owned by HPG (the "Properties") immediately prior to Closing of this transaction:

Exhibit A Schedule of all Oil and Gas Leases owned by HPG immediately prior to Closing;

Exhibit B All mineral rights and wells owned by HPG immediately prior to Closing;

Exhibit C All mineral royalty interests owned by HPG immediately prior to Closing;

Exhibit D All equipment and personal property owned by HPG immediately prior to Closing;

Exhibit E All Surface Use Agreements and Surface Damage Agreements, or other similar agreements, owned by HPG immediately prior to Closing;

Exhibit F All contractual rights and other obligations which may be owed to HPG by third Parties immediately prior to Closing;

All other Oil and Gas Leases, rights, claims, and other assets of any type or nature not otherwise identified and which are owned by HPG shall remain the assets and Properties of HPG following Closing.

2. **Debts and Obligations of High Plains Gas, LLC Immediately Prior to Closing.** The Parties acknowledge and agree the following represent all of the debts of HPG immediately prior to Closing of this transaction:

2.1. Debt owed by HPG to Mark D. Hettinger in the approximate sum of $200,000.00;

2.2. Debt owed by HPG to Joseph D. Hettinger in the approximate sum of $140,000.00;

2.3. Debt owed by HPG to US Bank of Rapid City, South Dakota in the sum of $1,165,044.92 for a loan and $126,100.00 which has been drawn against the line of credit from said bank;

2.4. Debt owed by HPG to Jim's Water Service, Inc. in the sum of $475,000.00 pursuant to a Promissory Note dated April 6, 2010, secured by a Mortgage, Security Agreement, Financing Statement, and Assignment of Production.

3. **Formation of M&H Resources, LLC Prior to Closing**. Mark D. Hettinger, as Trustee of the Second Restatement and Amendment of the Mark Dale Hettinger Revocable Trust dated the 7th day of May, 2001, Joseph D. Hettinger, Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003, Dustin D. Martinson, Heather J. Martinson, Trevor B. Schilling, and Jodi M. Schilling have formed M&H Resources, LLC by executing the Articles of Organization of M&H Resources, LLC and have filed the same with the Secretary of State of the State of Wyoming. The Parties as required, shall execute the following documents pertaining to the formation of M&H Resources, LLC:

Exhibit G Articles of Organization for M&H Resources, LLC;

Exhibit H Summary of Membership Units Ownership at the time of the formation of M&H Resources, LLC and at the time of Closing;

Exhibit I Operating Agreement of M&H Resources, LLC to be executed prior to and existing at the time of Closing;

Daryl O. Martinson shall serve as the Registered Agent for M&H Resources, LLC. All of the above shall be completed and executed prior to the time of Closing.

4. **Execution of Membership Unit Redemption Agreements at the Time of Closing.** At Closing, HPG, by and through the unanimous consent and agreement of its Members, shall redeem all of the Membership Units of Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003, Dustin D. Martinson, Heather J. Martinson, Trevor B. Schilling, and Jodi M. Schilling as provided for within the attached Membership Unit Purchase Agreements between HPG and each of the aforementioned individuals (hereinafter referred to as the "Redeemed Members"). The Parties agree to execute, as applicable, the following Membership Unit Redemption Agreements at the time of Closing:

Exhibit J Membership Unit Redemption Agreement Between HPG and Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003;

Exhibit K Membership Unit Redemption Agreement Between HPG and Dustin D. Martinson;

Exhibit L Membership Unit Redemption Agreement Between HPG and Heather J. Martinson;

Exhibit M Membership Unit Redemption Agreement Between HPG and Jodi M. Schilling;

Exhibit N Membership Unit Redemption Agreement Between HPG and Trevor B. Schilling;

Exhibit O Minutes of Special Meeting of Members and Manager of High Plains Gas, LLC to be executed on or before the time of Closing;

Exhibit P Minutes of Organizational Meeting of Members and Manager of M&H Resources, LLC to be executed on or before the time of Closing.

As a portion of the consideration for the execution of the aforementioned Membership Unit Redemption Agreements and the redemption of the Membership Units of the Redeemed Members, HPG shall assign and convey a portion of its rights pertaining to certain Oil and Gas Leases at the time of Closing. The assigned rights pertaining to certain Oil and Gas Leases shall hereinafter be referred to as the "Assigned Properties". Further consideration for the redemption of such Membership Units of the Redeemed Members shall be as provided for within the individual Membership Unit Redemption Agreements identified as ***Exhibits J through N,*** herein.

5. **Assignment and Conveyance of Certain Interests in Oil and Gas Leases by High Plains Gas, LLC to M&H Resources, LLC at Closing.** At Closing, provided each and every term and condition of this Agreement and all related Agreements have been fully and completely performed or otherwise completed, and in conjunction with the redemption of the Membership Units of the Redeemed Members as identified within this Agreement, HPG shall execute, and M&H Resources, LLC shall file with the County Clerks of Campbell, Crook, and Weston Counties, of the State of Wyoming, and Musselshell County, of the State of Montana, the Assignment of Oil and Gas Leases attached hereto as ***Exhibit Q*** pertaining to the Assigned Properties within the State of Wyoming, and ***Exhibit R*** pertaining to the Assigned Properties in the State of Montana. Only the rights held by HPG to the gas within specific Oil and Gas Leases below the base of the Fort Union Coal Formation, or 3,000 feet below the surface of the earth, whichever is deeper, are being conveyed as the Assigned Properties, in addition to any oil at any level, which are being conveyed pursuant to ***Exhibits Q and R.*** All other interests, including but not limited to all interests in the Properties identified in ***Exhibits A through F*** of this Agreement, which are not otherwise conveyed as the Assigned Properties, are reserved to HPG, and are not conveyed at the time of Closing. All gas and rights to such gas above the Fort Union Coal Formation, or 3,000 feet below the surface of the earth, whichever is deeper, are expressly reserved to HPG following Closing.

6. **Excluded Property, Oil and Gas Leases, Surface Use Agreements/Surface Damage Agreements, and Other Rights.** The Parties agree that all other Properties of HPG not otherwise conveyed pursuant to Section 5 are expressly reserved and retained by HPG following

Closing. Only those Assigned Properties and rights as identified within Section 5, herein, shall be assigned and conveyed at the time of Closing to M&H Resources, LLC.

All Surface Use Agreements, Surface Damage Agreements, Right-of-Way Agreements, or other Agreements relating to the use or ownership of surface properties that are used or held for access, roads, and for other purposes in connection with the production of minerals, including oil, gas, and other substances, are expressly reserved by HPG, and shall not be conveyed pursuant to this Agreement to M&H.

7. **Execution of Assignments of Oil and Gas Leases by HPG in favor of M&H Resources, LLC.** In conjunction with the redemption of the Membership Units of the Redeemed Members, at the time of Closing as provided for within the attached ***Exhibits J through N,*** HPG shall execute and thereafter M&H shall file with the appropriate County Clerks in the State of Wyoming and in the State of Montana the Assignments of Oil and Gas Leases in favor of M&H Resources, LLC, attached hereto as ***Exhibit Q*** for the Assigned Properties to be conveyed in the State of Wyoming and as ***Exhibit R*** for the Assigned Property to be conveyed in the State of Montana (the "Assigned Properties").

M&H shall be responsible for the cost of all fees, costs, and expenses for the recording of the transfer and assignment documents and any and all taxes resulting from the transfer, assignment, and conveyance of the Assigned Properties to M&H. All other costs shall be borne by the Party or Parties incurring such costs prior to and following Closing.

8. **This Agreement Contingent Upon Execution of all Other Agreements.** The performance of all of the Closing Documents attached to this Agreement is contingent upon the execution of the Closing Documents identified within Sections 1 through 3, herein, including the Membership Unit Redemption Agreements, the Articles of Organization, and Operating Agreement of M&H Resources, LLC, and the Assignments of Oil and Gas Leases from HPG to M&H Resources, LLC in conjunction with the Membership Unit Redemption Agreements and the related Closing Documents.

9. **Representations and Warranties of High Plains Gas, LLC.** HPG represents and warrants to each of the Parties, to the best of its knowledge, as follows:

9.1. ***Organization***. HPG is a limited liability company duly organized, valid existing, and in good standing under the laws of the State of Wyoming, and is authorized to conduct business in the State of Montana;

9.2. ***Authority and Authorization.*** HPG has full power and authority to enter into this Agreement, and to perform its obligations under this Agreement and all related Agreements pertaining to this transaction. The execution and delivery of this Agreement and all related Agreements by HPG have been, and the performance by HPG of this Agreement and the transactions contemplated herein shall be duly and validly authorized by all of the required Parties on behalf of HPG.

9.3. ***Enforceability.*** This Agreement has been duly executed and delivered on behalf of HPG, and constitutes the legal, valid and binding obligation of HPG, enforceable in

accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization or moratorium statutes, or similar laws affecting the rights of creditors generally or equitable principles (collectively, "*Equitable Limitations*"). At the time of Closing, all documents and instruments required hereunder to be executed and delivered by HPG shall be duly executed and delivered, and shall constitute legal, valid and binding obligations of HPG enforceable in accordance with their terms, except as enforceability may be limited by Equitable Limitations.

9.4. ***Litigation and Claims.*** No claim, demand, filing, investigation, administrative proceeding, action, suit or other legal proceeding is pending or, to the best of the knowledge of HPG, is threatened with respect to any of the Properties or the ownership or operation thereof.

9.5. ***Compliance with Law and Permits.*** The Assigned Properties are in compliance with the provisions and requirements of existing laws, rules, regulations, ordinances, orders, decisions and decrees of all governmental authorities having jurisdiction with respect to the Properties or the ownership or operation of any thereof. All necessary governmental permits, licenses and other authorizations with regard to the ownership of the Assigned Properties have been obtained and maintained in effect. No violations exist with respect to such permits, licenses or other authorizations.

9.6. ***Environmental Compliance.*** No pollutant, waste, contaminant, or hazardous, or toxic material, substance, chemical or waste identified, defined or regulated as such under any law retaining to health and safety or environmental matters is present, or has been handled, managed, stored, transported, processed, treated, disposed of, released, migrated or has escaped on, in, from, under or in connection with the Assigned Properties or the ownership or operation thereof so as to cause a condition or circumstance that would result in a violation of any existing law relating to health, safety or environmental matters, or in a remediation, removal, response, restoration, abatement, investigative or monitoring obligations.

9.7. ***Liens and Encumbrances.*** During HPG's ownership of the Assigned Properties and to the best of HPG's knowledge, there are no liens or encumbrances burdening the Assigned Properties that would not be released at Closing.

9.8. ***No Warranties; Limitations Upon Warranties.*** The Assignments of Oil and Gas Leases (the "Assigned Properties") at the time of Closing shall be without warranty of title, either express or implied. HPG shall deliver, at the time of Closing and thereafter, all of the Assigned Properties to be conveyed "AS IS", without warranty of merchantability or fitness for a particular purpose. Such Assigned Properties shall be conveyed without warranty of title, either express or implied. Each of the Parties, including but not limited to the Redeemed Members and M&H Resources, LLC, acknowledge and agree to such conveyance and limitations upon warranty as provided herein.

10. **Representations and Warranties of Redeemed Members.** The Redeemed Members represent and warrant to HPG and to M&H Resources, LLC that:

10.1. Each of the Redeemed Members is an individual presently a Member of HPG. Each of the Redeemed Members shall become Members of M&H Resources, LLC prior to the time of Closing, and will be Members of M&H Resources, LLC at the time of Closing.

10.2. Each of the Redeemed Members has full authority to enter into this Agreement and all related Agreements to be performed prior to and at the time of Closing, and to perform all of his or her obligations at the time of Closing pursuant to this Agreement and all related Agreements.

10.3. Each of the Redeemed Members has had the opportunity to have this Agreement and all related Agreements independently reviewed and evaluated.

11. **Representations and Warranties of M&H Resources, LLC.** M&H Resources, LLC represents and warrants to the Parties that:

11.1. ***Organization.*** M&H Resources, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Wyoming, and is qualified to conduct business in the States of Wyoming and Montana at the time of Closing.

11.2. ***Authorization and Authority.*** The execution and delivery of this Agreement and all related Agreements and the transactions contemplated thereby shall at the time of Closing be duly and validly authorized by all of the required Company action on the part of M&H Resources, LLC. M&H has full company power and authority to carry on its business, to enter into this Agreement, and all related Agreements, to receive the Assigned Properties on the terms described in this Agreement, and to perform all other obligations as required under this Agreement and all related Agreements.

11.3. ***Qualified Leaseholder.*** M&H meets, or will meet prior to Closing, any applicable bonding requirements of governmental authorities, and, after the Closing, M&H represents it will continue to be able to meet such bonding requirements. M&H is, and, after the Closing, qualified to own the Assigned Properties to be conveyed at the time of Closing pursuant to this and other related Agreements.

11.4. ***Government Bonds.*** At or prior to Closing, M&H shall deliver to HPG evidence of the posting of bonds or other security for all applicable governmental authorities, if any, including the Wyoming Oil and Gas Conservation Commission and the appropriate governmental authorities and commissions in the State of Montana, meeting the requirements of those authorities to own and, where appropriate, operate the Assigned Properties.

12. **Conditions Precedent to the Obligations of High Plains Gas, LLC.** The obligations of HPG to be performed at Closing are subject to the fulfillment, prior to or at Closing, of each of the following conditions:

12.1. ***Representations and Warranties.*** The representations and warranties by the Redeemed Members and M&H as set forth in this Agreement and all other related Agreements

shall be true and correct in all material respects as of the date and time of Closing, except for any changes therein specifically contemplated by this Agreement and all other related Agreements.

12.2. ***No Pending Suits.*** At the Closing Date, no suit, action, or other proceeding shall be pending or threatened before any Court or governmental agency in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement, HPG, M&H, the Redeemed Members, or the consummation of the transactions contemplated by this Agreement and all other related Agreements.

13. **Conditions Precedent to the Obligations of the Redeemed Members and M&H.** The obligations of the Redeemed Members and M&H to be performed at the time of Closing are subject to the fulfillment, at or before the time of Closing, of each of the following conditions:

13.1. ***Representations and Warranties.*** The representations and warranties by HPG and, as applicable, M&H and the Redeemed Members, as set forth in this Agreement and all related Agreements, shall be true and correct in all material respects as of the date and time of Closing except for any changes therein specifically contemplated by this Agreement and all other related Agreements.

13.2. ***No Pending Suits.*** At the Closing Date, no suit, action, or other proceeding shall be pending or threatened before any Court or governmental agency in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement, HPG, M&H, the Redeemed Members, or the consummation of the transactions contemplated by this Agreement and all other related Agreements.

14. **Closing of all Agreements.** The Parties agree Closing of all Agreements provided within this Agreement shall be held at the offices of the Law Firm of J. Stan Wolfe, P.C. located at 222 S. Gillette Avenue, Suite 500, Gillette, Wyoming 82716, or such other place as the Parties may agree on the 5th day of May, 2010, or such other date and time as the Parties mutually agree, in writing. Each of the Parties shall execute all documents as required pursuant to this Agreement and all related Agreements attached to the same and marked as Exhibits at the time of Closing. Each of the Parties shall further execute all other documents and take such further action as may be required to achieve the purposes of this Agreement and the related Closing Documents attached hereto. The Closing for each of the Closing Documents shall occur simultaneously, and each are conditions to Closing of the other. The Effective Date of this transaction shall be January 1, 2010 notwithstanding that Closing has occurred at a later date.

15. **Documents to be Delivered at the time of Closing; Further Assurances.** At the Closing, the Parties shall deliver the following instruments as indicated herein, dated as of the Closing, properly executed by the duly authorized Co-Managers and Redeemed Members, as applicable, properly acknowledged and notarized:

15.1. Assignments of Oil and Gas Leases from High Plains Gas, LLC to M&H Resources, LLC in a form sufficient to convey to M&H Resources, LLC title in and to the specified and identified Assigned Properties, utilizing the attached ***Exhibits Q and R***;

15.2. All Membership Unit Redemption Agreements as identified on the attached ***Exhibits J through N***;

15.3. The Membership Unit Certificates to be redeemed by HPG from the Redeemed Members;

15.4. The Release as executed by a representative of US Bank of Rapid City, South Dakota, releasing Daryl O. Martinson from his personal guarantee of the indebtedness owed to US Bank by High Plains Gas, LLC;

15.5. During and following Closing, each of the Parties shall execute, acknowledge and deliver or caused to be executed, acknowledged and delivered, such other instruments and shall further take such other action as may be necessary or advisable to carry out their obligations under this Agreement and any related Agreements, and pursuant to any Exhibit, Schedule, document, certificate, or other instrument delivered or to be delivered pursuant to this Agreement and any other related Agreements and obligations to be performed.

15.6. Promptly after Closing, M&H shall (i) record the Assignments of Oil and Gas Leases pertaining to the Assigned Properties executed at the time of Closing, and all other documents as may be required and thereafter executed in all applicable real property records with the Clerks of Campbell, Crook and Weston Counties, Wyoming and Musselshell County, Montana; and (ii) actively pursue all other consents and approvals that may be required in connection with the Assignment of the Assigned Properties to M&H. M&H shall be obligated to take any and all action as may be required by the States of Wyoming and Montana, or any other governmental or regulatory agency, in order to obtain such unconditional approval, including but not limited to the posting of any and all bonds or other security that may be required.

15.8. ***<u>Access to Records by M&H Resources, LLC Following Closing.</u>*** Following Closing, M&H and its authorized representatives shall have reasonable access at its sole cost and expense during HPG's normal business hours to the books and records of HPG pertaining to the Assigned Properties transferred and assigned herein for the period of time prior to Closing pertaining to the Assigned Properties for the sole purpose of prosecuting or defending claims, lawsuits, or other proceedings, for audit purposes, or to comply with legal process, rules, regulations or orders of any governmental authority. M&H may, at its sole cost and expense, copy such records as it may deem appropriate. HPG shall maintain such books and records for at least three (3) years following Closing.

16. **<u>Termination.</u>** This Agreement and all related Agreements may be terminated at any time prior to the Closing by the mutual written consent of HPG, the Redeemed Members, and M&H.

17. **<u>Taxes, Prorations and Assumption of Obligations.</u>**

17.1. ***<u>Tax Prorations.</u>*** Real and personal property taxes for the Assigned Properties to be assigned and conveyed by HPG to M&H shall be prorated between them as of the 1st day of January, 2010. M&H shall be responsible for all real and personal property taxes from and after

January 1, 2010 and thereafter provided Closing occurs. HPG shall be responsible for all real and personal property taxes for all assets retained by it from and after January 1, 2010.

17.2. ***Assumption of Obligations.*** M&H shall assume all of the costs, obligations and liabilities that arise under the Assigned Properties which arise from or relate to events occurring on or after the 1st day of January, 2010. Provided Closing occurs, the assumption of all obligations by M&H shall occur at 12:01 a.m. effective the 1st day of January, 2010.

18. Indemnification by Parties and Survival of Representations, Warranties and Covenants.

18.1. ***Indemnification by HPG.*** After the Closing, HPG shall be responsible for, shall pay, and shall indemnify, save, hold harmless, discharge and release M&H, all of its successors and permitted assignees, and all of its Members, Managers, employees, agents and representatives from and against any and all liabilities, including but not limited to all reasonable attorneys' fees and costs, arising from, based upon, related to or associated with (i) any act, omission or event involving or relating to the Assigned Properties occurring during the period in which HPG had title to the Assigned Properties, other than the obligations and liabilities assumed by M&H pursuant to Sections 17.1 and 17.2; (ii) the inaccuracy of any representation or warranty of HPG set forth in this Agreement or any other related Agreement, instrument, document, or certificate executed or delivered in connection with this Agreement; (iii) the breach of, or failure to perform or satisfy, any of the covenants of HPG set forth in this Agreement or any other Agreement, instrument, document or certificate executed or delivered in connection with this Agreement; (iv) any violation of permits, requirement to obtain permits or other non-compliance that occurred prior to the date of Closing.

18.2. ***Indemnification by M&H.*** After the Closing, M&H shall assume, be responsible for, shall pay and shall indemnify, save, hold harmless, discharge and release HPG, its individuals Members, Managers, permitted assigns, and all of their respective Members, Managers, officers, employees, agents and representatives from and against any and all liabilities, including but not limited to all reasonable attorneys' fees and costs, arising from, based upon, related to or associated with (i) any act, omission, event, condition or circumstance involving or relating to the Assigned Properties occurring or existing on or after the date of Closing; (ii) liabilities and obligations assumed by M&H pursuant to Section 17; (iii) any act, omission, event, condition or circumstance involving or related to the Assigned Properties accruing or existing before the date of Closing that was not asserted by M&H prior to Closing; (iv) the inaccuracy of any representation or warranty of M&H set forth in this Agreement or in any other related agreement, instrument, document or certificate executed or delivered in connection with this Agreement; and (v) the breach of, or failure to perform or satisfy any of the covenants of M&H set forth in this Agreement or in any other Agreement, instrument, document or certificate executed or delivered in connection with this Agreement.

18.3. ***Indemnification by Redeemed Members.*** After the Closing, each of the Redeemed Members shall be responsible for, shall pay and shall indemnify, save, hold harmless, discharge and release HPG, its successors and permitted assignees, and all of its Members, Managers, employees, agents and representatives from and against any and all liabilities,

including but not limited to reasonable attorneys' fees and costs, arising from, based upon, related to or associated with (i) the inaccuracy of any representation or warranty of the Redeemed Members set forth in this Agreement or any other Agreement, instrument, document, or certificate executed or delivered in connection with this Agreement; and (ii) the breach of, or failure to perform or satisfy, any of the covenants of the Redeemed Members set forth in this Agreement or in any other Agreement, instrument, document or certificate executed or delivered in connection with this Agreement.

18.4. No person or entity entitled to indemnification hereunder or otherwise to damages in connection with or with respect to the transactions contemplated in this Agreement and all other related Agreements shall settle, compromise or take any other action with respect to any claim, demand, assertion of liability or legal proceeding that could prejudice or otherwise adversely impact the ability of the person or entity providing such indemnification, or who or which may be potentially liable for such damages to defend or otherwise settle or compromise, with respect to such claim, demand, assertion of liability or legal proceeding.

18.5. Each person or entity entitled to indemnification hereunder or otherwise to damages in connection with the transactions contemplated by this Agreement and all related Agreements, shall take all reasonable steps to mitigate all losses, costs, expenses and damages after becoming aware of any event or circumstance that could reasonably be expected to give rise to any losses, costs, expenses and damages that are indemnifiable or recoverable hereunder, or in connection herewith.

18.6. **THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF ANY INDEMNIFIED PARTY. HIGH PLAINS GAS, LLC, M&H RESOURCES, LLC, AND EACH OF THE REDEEMED MEMBERS ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE, AND IS CONSPICUOUS.**

19. **Representation by Counsel.** The Parties acknowledge J. Stan Wolfe of the Law Firm of J. Stan Wolfe, P.C. has represented High Plains Gas, LLC in connection with the review, preparation, and execution of this Agreement and related documents, and that he has been instructed to prepare the documents for the formation of M&H Resources, LLC in conjunction with this transaction. Each of the Parties has had the opportunity to have separate and independent counsel review this Agreement and all related documents. The Parties have been advised that the Redeemed Members, M&H Resources, LLC, its Members and Manager may also wish to have this Agreement and all related agreements reviewed by independent counsel. Each of the Parties has read and fully understands the provisions of this Agreement.

20. **Transferability.** Neither the rights nor the obligations of any of the Parties shall be assigned by any Party without the prior written notice to and consent of the other Parties affected with respect to such proposed assignment. This Agreement shall be binding upon the permitted

successors and assigns of the Parties, and shall inure to the benefit of and be enforceable by the Parties, their successors and permitted assigns.

21. **Authority.** Each Party hereto represents such Party has the full power, right, and authority to enter into and perform such Party's obligations under this Agreement.

22. **Entire Agreement; Waiver or Modification.** This Agreement, together with its Exhibits which are the Closing Documents, embodies the entire understanding of the Parties with respect to the subject matter contained herein. All prior representations and agreements, whether oral or in writing, with respect to the subject matter hereof, have been merged into and replaced by this Agreement. This Agreement may be amended, modified, superceded, or terminated, and any of the terms, covenants, representations, warranties or conditions contained herein and within the related Agreements may be waived only by a written instrument, executed by a duly authorized Manager of HPG, M&H, and by the individual Redeemed Members, or, in the case of a waiver or consent, by or on behalf of the Party or Parties waiving compliance or giving such consent.

The failure of any Party at any time or times to require performance of any provision of this Agreement and any related Agreements shall not affect its right at a later time to enforce such provision. No waiver by any Party of any condition, or of any breach of any covenant, agreement, representation or warranty contained in this Agreement or any of the related Closing Agreements and documents, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or as a waiver of any other condition or of any breach of any other covenant, agreement, representation or warranty.

23. **Invalid Provisions.** If any provision of this Agreement and any of the related Agreements a part of the same is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision hall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof. The remaining provisions of this Agreement shall remain in full force and effect, and shall not be affected by the illegal, invalid or unenforceable provision, or by its severance from this Agreement.

24. **Parties To Bear Own Costs.** High Plains Gas, LLC shall bear its costs and attorney's fees incurred in relation to the preparation of this Agreement and related Closing Documents attached hereto. Each of the Parties constituting the Members of High Plains Gas, LLC, the Members of M&H Resources, LLC, and the Redeemed Members, in their individual capacities, shall bear their own attorney's fees and costs incurred in the preparation of and the negotiation of this Agreement and all other related agreements.

25. **Governing Law.** This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Wyoming.

26. **Agreement May Be Signed In Counterparts.** This Agreement may be signed by the Parties in counterparts, and shall be effective as if all Parties signed the same copy of this Agreement.

27. **Notices.** Any notice required, permitted or desired to be given pursuant to any of the provisions of this Agreement shall be in writing, and shall be deemed to have been sufficiently given or served for all purposes if (i) delivered in person, (ii) five (5) calendar days if sent by registered or certified mail, return receipt requested, postage and fees prepaid, or (iii) the day of delivery if sent by a national overnight delivery service, return receipt requested, fees prepaid, to the Parties as follows:

TO HIGH PLAINS GAS, LLC

Mark D. Hettinger, Manager
High Plains Gas, LLC
P.O. Box 1564
Gillette, WY 82717

With copies (which shall not constitute notice) to:

J. Stan Wolfe, Esq.
Law Firm of J. Stan Wolfe P.C.
222 S. Gillette Avenue, Suite 500
Gillette, WY 82716
Phone: 307.682.2151
Facsimile: 307.686.3721
wolfelaw@vcn.com

Cordell Fonnesbeck, CPA
123 W. 1st Street, Suite 620
Casper, WY 82601
Phone: 307.266.2949
Facsimile: 307.266.3108
cfonzcpa@aol.com

REDEEMED MEMBERS

Daryl O. Martinson, as Trustee of the
Daryl O. Martinson Revocable Trust
dated July 10, 2003
608 Ross Avenue
Gillette, WY 82716

Dustin D. Martinson
670 Montgomery Road
Gillette, WY 82716

TO M&H RESOURCES, LLC

Daryl O. Martinson, Manager
M&H Resources, LLC
608 Ross Avenue
Gillette, WY 82716

PROPOSED MEMBERS OF M&H RESOURCES, LLC

Mark D. Hettinger, as Trustee of the
Second Restatement and Amendment of
the Mark Dale Hettinger Revocable Trust
dated May 7, 2001
6800 Force Road
Gillette, WY 82716

Daryl O. Martinson, as Trustee of the
Daryl O. Martinson Revocable Trust
dated July 10, 2003
608 Ross Avenue
Gillette, WY 82716

Dustin D. Martinson
670 Montgomery Road
Gillette, WY 82716

Heather J. Martinson
670 Montgomery Road
Gillette, WY 82716

Trevor B. Schilling
P.O. Box 1052
Gillette, WY 82717

Jodi M. Schilling
P.O. Box 1052
Gillette, WY 82717

Heather J. Martinson
670 Montgomery Road
Gillette, WY 82716

Trevor B. Schilling
P.O. Box 1052
Gillette, WY 82717

Jodi M. Schilling
P.O. Box 1052
Gillette, WY 82717

Joseph D. Hettinger
6800 Force Road
Gillette, WY 82716

28. **Attorneys' Fees and Costs.** In the event any Party commences legal action alleging any breach or seeking enforcement of this Agreement, the non-prevailing Party shall pay all reasonable attorneys' fees and costs incurred by the prevailing Party(s) in connection with such action.

SIGNATURES

IN WITNESS WHEREOF, this Master Agreement Regarding Redemption of Membership Units By High Plains Gas, LLC, Formation Of M&H Resources, LLC, And Distribution Of Certain Interests In Specific Oil and Gas Leases shall become effective the 5th day of May, 2010.

HIGH PLAINS GAS, LLC

By: Mark D. Hettinger, Manager
Date Signed May 5 2010

MEMBERS OF HIGH PLAINS GAS, LLC

Mark D. Hettinger, as Trustee of the Second Restatement and Amendment of the Mark Dale Hettinger Revocable Trust dated the 7th day of May, 2001
Date signed May 5 2010

M&H RESOURCES, LLC

Daryl D. Martinson, Manager
Date Signed 5/5/2010

PROPOSED MEMBERS OF M&H RESOURCES, LLC

Mark D. Hettinger, as Trustee of the Second Restatement and Amendment of the Mark Dale Hettinger Revocable Trust dated the 7th day of May, 2001
Date Signed May 5 2010

Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003
Date Signed 5/5/2010

Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003
Date Signed 5/5/2010

Joseph D. Hettinger
Date Signed 5/27/10

Joseph D. Hettinger
Date Signed 5/27/10

Dustin D. Martinson
Date Signed 5/6/10

Dustin D. Martinson
Date Signed 5/6/10

Heather J. Martinson
Date Signed 5-6-10

Heather J. Martinson
Date Signed 5-6-10

Trevor B. Schilling
Date Signed 5/6/10

Trevor B. Schilling
Date Signed 5/6/10

Jodi M. Schilling
Date Signed 5/6/10

Jodi M. Schilling
Date Signed 5/6/10

Patrick Gregory Greenough
Date Signed 5-6-2010

REDEEMED MEMBERS OF HIGH PLAINS GAS, LLC

Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003
Date Signed 5/5/2010

Dustin D. Martinson
Date Signed 5/6/10

Heather J. Martinson
Date Signed 5-6-10

Trevor B. Schilling
Date Signed 5/6/10

Jodi M. Schilling
Date Signed 5/6/10

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL

Sworn, acknowledged, and signed to before me by Mark D. Hettinger, Manager of High Plains Gas, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that he freely and voluntarily executed the same for the purposes stated therein, this 5th day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell State of Wyoming
My Commission Expires 5-15-2013

Christina R. Alley
Notary Public

My Commission expires: 5-15-2013

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL

Sworn, acknowledged, and signed to before me by Mark D. Hettinger, as Trustee of the Second Restatement of the Mark Dale Hettinger Revocable Trust dated the 7th day of May, 2001, Member of High Plains Gas, LLC and Proposed Member of M&H Resources, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that he freely and voluntarily executed the same for the purposes stated therein, this 5th day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell State of Wyoming
My Commission Expires 5-15-2013

Christina R. Alley
Notary Public

My Commission expires: 5-15-2013

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL)

Sworn, acknowledged, and signed to before me by Daryl O. Martinson, Manager of M&H Resources, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that he freely and voluntarily executed the same for the purposes stated therein, this 5th day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell
State of Wyoming
My Commission Expires 5-15-2013

Christina R Alley
Notary Public

My Commission expires: 5-15-2013

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL)

Sworn, acknowledged, and signed to before me by Daryl O. Martinson, as Trustee of the Daryl O. Martinson Revocable Trust dated the 10th day of July, 2003, Member of High Plains Gas, LLC and Proposed Member of M&H Resources, LLC and Redeemed Member of High Plains Gas, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that he freely and voluntarily executed the same for the purposes stated therein, this 5th day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell
State of Wyoming
My Commission Expires 5-15-2013

Christina R Alley
Notary Public

My Commission expires: 5-15-2013

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL

Sworn, acknowledged, and signed to before me by Joseph D. Hettinger, Member of High Plains Gas, LLC and Proposed Member of M&H Resources, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that he freely and voluntarily executed the same for the purposes stated therein, this 27 day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell
State of Wyoming
My Commission Expires 5-15-2013

Christina R Alley
Notary Public

My Commission expires: 5-15-2013

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL

Sworn, acknowledged, and signed to before me by Dustin D. Martinson, Member of High Plains Gas, LLC, Proposed Member of M&H Resources, LLC, and Redeemed Member of High Plains Gas, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that he freely and voluntarily executed the same for the purposes stated therein, this 5th day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell
State of Wyoming
My Commission Expires 5-15-2013

Christina R Alley
Notary Public

My Commission expires: 5-15-2013

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL

Sworn, acknowledged, and signed to before me by Heather J. Martinson, Member of High Plains Gas, LLC, Proposed Member of M&H Resources, LLC, and Redeemed Member of High Plains Gas, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that she freely and voluntarily executed the same for the purposes stated therein, this 5th day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell
State of Wyoming
My Commission Expires 5-15-2013

Christina R. Alley
Notary Public

My Commission expires: 5/15/2013

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL

Sworn, acknowledged, and signed to before me by Jodi M. Schilling, Member of High Plains Gas, LLC, Proposed Member of M&H Resources, LLC, and Redeemed Member of High Plains Gas, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that she freely and voluntarily executed the same for the purposes stated therein, this 5th day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell
State of Wyoming
My Commission Expires 5-15-2013

Christina R. Alley
Notary Public

My Commission expires: 5/15/2013

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL

Sworn, acknowledged, and signed to before me by Trevor B. Schilling, Member of High Plains Gas, LLC, Proposed Member of M&H Resources, LLC, and Redeemed Member of High Plains Gas, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that he freely and voluntarily executed the same for the purposes stated therein, this 5th day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell State of Wyoming
My Commission Expires 5-15-2013

Christina R. Alley
Notary Public

My Commission expires: 5-15-2013

STATE OF WYOMING)
)§
COUNTY OF CAMPBELL

Sworn, acknowledged, and signed to before me by Patrick Gregory Greenough, Member of High Plains Gas, LLC, known to me (or satisfactorily proven) to be the person named in the foregoing document, and who acknowledged that he freely and voluntarily executed the same for the purposes stated therein, this 5th day of May, 2010.

WITNESS my hand and official seal.

Christina R. Alley - Notary Public
County of Campbell State of Wyoming
My Commission Expires 5-15-2013

Christina R. Alley
Notary Public

My Commission expires: 5-15-2013

10-083.13